UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 20, 2009

                                 BOOKS-A-MILLION, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-20664	63-0798460
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 Industrial Lane

Birmingham, Alabama35211

(Address of Principal Executive Offices, including Zip Code)

(205) 942-3737

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On August 20, 2009, the Board of Directors (the “Board”) of Books-A-Million, Inc. (the “Company”) approved amendments to the Company’s Code of Business Conduct and Ethics (the “Code of Conduct”), which applies to all of its directors, officers and employees. The Company added new provisions to the Code of Conduct regarding the protection and use of Company assets and drug and alcohol abuse. The amendments also include technical, administrative and other non-substantive changes in other sections of the Code of Conduct. The foregoing summary of the amendments to the Code of Conduct is qualified in its entirety by reference to the amended Code of Conduct, which is filed as Exhibit 14.1 to this Current Report on Form 8-K and is incorporated herein by reference. The amended Code of Conduct will also be posted as soon as practicable on the corporate governance page of the Company’s website at www.booksamillioninc.com.

On August 20, 2009, the Board also approved a waiver to the conflicts of interest section of the Code of Conduct. Terry C. Anderson, a director of the Company, and Clyde B. Anderson, the Company’s Chairman, President and Chief Executive Officer, each have significant financial interests in Anderson Media, which is the Company’s exclusive supplier of magazines, comics, and newspapers. The total purchases of these products from Anderson Media approximate 5% of the Company’s revenues in fiscal 2009 and are reasonably expected to approximate 5% of the Company’s revenues in the current fiscal year. The Board has determined that it is in the best interests of the Company to issue this waiver and continue the arms length business transactions with Anderson Media.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995:

This document contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve a number of risks and uncertainties. These statements include the Company’s expectation that the amounts involved in certain transactions involving Anderson Media in the current fiscal year will approximate 5% of the Company’s revenues. A number of factors could cause the actual amounts to be materially different from the amounts implied by such forward-looking statements. Such forward-looking statements are necessarily dependent upon assumptions, estimates and dates that may be incorrect or imprecise and involve known and unknown risks, uncertainties and other factors. Accordingly, any forward-looking statements included herein do not purport to be predictions of future events or circumstances and may not be realized. Given these uncertainties, shareholders and prospective investors are cautioned not to place undue reliance on such forward-looking statements. The Company disclaims any obligations to update any of the forward-looking statements contained herein to reflect future events or developments.

ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT NO.	DOCUMENT DESCRIPTION

14.1	Books-A-Million, Inc. Code of Business Conduct and Ethics

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKS-A-MILLION, INC.
(Registrant)

By:	/s/ Brian W. White
Name:	Brian W. White
Title:	Chief Financial Officer
Date: August 25, 2009

EXHIBIT INDEX

EXHIBIT NO.	DOCUMENT DESCRIPTION

14.1	Books-A-Million, Inc. Code of Business Conduct and Ethics